Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, $0.0001 par value per share, of Sharecare, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement.

Claritas Sharecare CN Partners, LLC

Claritas Irby, LLC

Claritas Dozoretz Partners, LLC

By: Claritas Capital SLP – V, GP, its Managing Member

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas Capital SLP – V, GP

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas Opportunity Fund IV, L.P.

Claritas Cornerstone Fund, LP

By: CC Partners IV, LLC, its General Partner

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Frist Partners, LLC

By: CC Partners IV, LLC, its Managing Member

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

CC Partners IV, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Sharecare-CS Partners, LLC

By: CC SLP IV, GP, its Managing Member

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

CC SLP IV, GP

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas Irby Partners II, LLC

Claritas Sharp Partners, LLC

Claritas Sharecare F3 LLC

By: Claritas Capital, LLC, its Managing Member

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Capital, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Sharecare 2018 Notes, LLC

Claritas Sharecare Notes, LLC

Claritas Sharecare 2019 Notes, LLC

By: CC SLP V, GP, its Managing Member

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

CC SLP V, GP

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas SC Bactes Partners, LLC

By: Claritas SCB SLP, GP, its Managing Member

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas SCB SLP, GP

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas Opportunity Fund V, LP

By: CC Partners V, LLC, its General Partner

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

CC Partners V, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Opportunity Fund 2013, LP

By: Claritas Capital EGF – V Partners, LLC, its General Partner

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Capital EGF – V Partners, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Capital Fund IV, LP

By: Claritas Capital EGF – IV Partners, LLC, its General Partner

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Sharecare Partners, LLC

By: Claritas Capital EGF – IV Partners, LLC, its Managing Member

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Capital EGF – IV Partners, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas SC Partners, LLC

By: Claritas SC-SLP, GP, its Managing Member

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas SC-SLP, GP

By:	/s/ John H. Chadwick
Partner
Date: July 12, 2021

Claritas Opportunity Fund II, LP

By: Claritas Opportunity Fund Partners II, LLC, its General Partner

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Opportunity Fund Partners II, LLC

By:	/s/ John H. Chadwick
Managing Member
Date: July 12, 2021

Claritas Capital Management Services, Inc.

By:	/s/ John H. Chadwick
President
Date: July 12, 2021

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